UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2026

MAUI LAND & PINEAPPLE COMPANY, INC.
(Exact name of registrant as specified in charter)

Delaware	001-06510	99-0107542
(State of or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
500 Office Road, Lahaina, Maui, Hawaii 96761 (Address of principal executive offices) (Zip Code)

(808) 877-3351
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	MLP	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders

On May 27, 2026, Maui Land & Pineapple Company, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934. The number of shares of the Company’s common stock that were outstanding as of April 2, 2026, which was the record date for the Annual Meeting, was 19,868,771. The results of the voting at the Annual Meeting were as follows:

Proposal 1: Election of Directors

The stockholders elected the seven director nominees named below to serve for a one-year term to expire at the 2027 annual meeting of stockholders or until their successors are elected and qualified. The following sets forth the voting results with respect to each director nominee:

Name of Nominee	Shares Voted for	Shares Withheld	Broker Non-Votes
Glyn Aeppel	13,814,017	1,125,387	3,289,500
Steve Case	14,473,629	465,775	3,289,500
A. Catherine Ngo	13,725,814	1,213,590	3,289,500
Ken Ota	13,812,707	1,126,697	3,289,500
John Sabin	14,905,935	33,469	3,289,500
R. Scot Sellers	14,916,574	22,830	3,289,500
Anthony P. Takitani	14,849,864	89,540	3,289,500

Proposal 2: Advisory Vote on Named Executive Officers

The stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers. The following sets forth the voting results with respect to this proposal:

Shares voted for	14,604,008
Shares voted against	372,648
Shares abstained	24,032
Broker non-votes	3,289,500

Proposal 3: Ratification of Accuity LLP as the Company’s independent registered public accounting firm for fiscal year 2026

The stockholders ratified, Accuity LLP as the Company’s independent registered public accounting firm for fiscal year 2026. The following sets forth the voting results with respect to this proposal:

Shares voted for	18,261,724
Shares voted against	22,681
Shares abstained	5,783
Broker non-votes	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAUI LAND & PINEAPPLE COMPANY, INC.

Date: May 27, 2026	By:	/s/ Wade K. Kodama
Wade K. Kodama
Chief Financial Officer